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               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                          July 17, 1996


                   AMERICAN WHITE CROSS, INC.
- ----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



          Delaware               0-20240         06-1342417
- ----------------------------  -------------  -------------------
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


          349 Lake Road
          Dayville, Connecticut                       06241
- ----------------------------------------           -----------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code 860-774-8541
                                                   ------------


Total number of sequentially numbered pages in this filing, including exhibits hereto: 7.


Exhibit Index is on page 4.
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Item 3.  Bankruptcy or Receivership.
         --------------------------

          On July 17, 1996, American White Cross, Inc., a Delaware corporation (the "AWC"), and its wholly owned subsidiaries Weaver Manufacturing Corporation, a New Jersey corporation ("Weaver"), and ACME/Chaston Puerto Rico, Inc., a Delaware corporation ("ACME" and, together with AWC and Weaver, the "Companies"), filed voluntary petitions to reorganize under Chapter 11 of the United States Bankruptcy Code (Title 11, United States Code) (the "Bankruptcy Code"). The petitions were filed in the United States Bankruptcy Court for the District of Delaware and were assigned jointly administered case number 96-1109(PJW). The Companies are debtors-in-possession under the Bankruptcy Code as of July 17, 1996.

          A copy of a press release issued by AWC on July 17, 1996 is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (c)  Exhibits.

               Exhibit No.         Description
               ----------          -----------

               20                  Press release dated
                                   July 17, 1996
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                          SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN WHITE CROSS, INC.


Dated:  July 17, 1996         By:   /s/ Scott Vertrees
                                    -----------------------------
                                    Scott Vertrees
                                    Vice Chairman
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                         EXHIBIT INDEX


Number         Description                             Page
- ------         -----------                             ----

  20           Press release dated July 17, 1996         5